UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2020

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 579-2121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AFG	New York Stock Exchange
6% Subordinated Debentures due November 15, 2055	AFGH	New York Stock Exchange
5.875% Subordinated Debentures due March 30, 2059	AFGB	New York Stock Exchange
5.125% Subordinated Debentures due December 15, 2059	AFGC	New York Stock Exchange

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2020, the Board of Directors of American Financial Group, Inc. (the “Company”) adopted an amended and restated Code of Regulations of the Company (as amended, the “Code of Regulations”), which became effective immediately upon adoption.

Article I, Section 3 of the Code of Regulations was amended to expressly provide for virtual meetings of the Company’s shareholders by means of remote communications equipment in accordance with Ohio Revised Code Section 1701.40(C).

The foregoing description of the amendments to the Code of Regulations is qualified in its entirety by the full text of the Amended and Restated Code of Regulations, which is attached hereto as Exhibit 3.1 and incorporated herein by this reference.

Item 8.01.	Other Events.

On March 26, 2020, American Financial Group, Inc. (the “Registrant”) entered into a Purchase Agreement (the “Purchase Agreement”) by and among the Registrant and J.P. Morgan Securities LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to the issuance and sale of $300 million aggregate principal amount of the Registrant’s 5.250% Senior Notes due April 2030 (the “Senior Notes”).

For a description of the Senior Notes, see the materials set forth in the section captioned “Description of Debt Securities” in the Registration Statement described below and the materials set forth in the section captioned “Description of Senior Notes” in the Prospectus Supplement of the Registrant dated March 26, 2020 and filed with the Commission on March 27, 2020 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is incorporated in this Current Report on Form 8-K by reference.

The Indenture, as supplemented by the Ninth Supplemental Indenture, together with specimen copy of each of the Senior Notes are incorporated by reference in this Current Report on Form 8-K. The foregoing description of the Senior Notes and the other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are incorporated in this Current Report on Form 8-K by reference.

The Notes are being offered and sold by the Registrant pursuant to a Registration Statement on Form S-3 (File No. 333-223216).

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1
Purchase Agreement dated as of March 26, 2020 among the Registrant and J.P. Morgan Securities LLC, BofA Securities, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters.

3.1	Amended and Restated Code of Regulations of American Financial Group, Inc., effective as of March 27, 2020.

4.1
Senior Debt Securities Indenture dated as of November 12, 1997, between the Registrant, as Issuer, U.S. Bank National Association (formerly known as Star Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-A dated April 19, 1999).

4.2	Form of Ninth Supplemental Indenture to be dated as of April 2, 2020 between the Registrant, as Issuer and U.S. Bank National Association, as Trustee.

4.3	Form of 5.250% Senior Notes due 2030 (included in Exhibit 4.2).

5	Opinion of Keating Muething & Klekamp PLL.

23	Consent of Keating Muething & Klekamp PLL (included in Exhibit 5).

104	Cover page Interactive Date File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2020	AMERICAN FINANCIAL GROUP, INC.

	By:	/s/ Mark A. Weiss
Mark A. Weiss
Vice President